SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)     March 4, 2003


                         GL ENERGY AND EXPLORATION, INC.
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               (Exact name of registrant as specified in Charter)


           Delaware                   000-31032               52-52190362
 ----------------------------      ----------------      ----------------------
 (State of Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)          Identification Number)


 141 Adelaide Street West, Suite 1004, Toronto, Ontario         M5H 3L5
 ------------------------------------------------------        ----------
        (Address of Principal Executive Office)                (Zip Code)


  Registrant's telephone number, including area code:     (416) 214-1473




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Item 5.  Other Events

         Please see the press release of GL Energy and Exploration, Inc., dated March 5, 2003, attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 99.1 Press release issued by GL Energy and Exploration, Inc. on March 5, 2003









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 5, 2003
                                         GL ENERGY AND EXPLORATION, INC.



                                         By: /S/ Mitchell Geisler
                                             --------------------
                                             Mitchell Geisler
                                             President






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                                  EXHIBIT INDEX



Exhibit 99.1 Press release issued by GL Energy and Exploration, Inc. on March 5, 2003.








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